STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of the Execution date set forth on the signature page hereof, by and among TOTAL DENTAL ADMINISTRATORS INC., a Utah corporation ("Buyer"), and SAFEGUARD HEALTH ENTERPRISES, INC., a Delaware corporation ("Seller" or the "Shareholder") the beneficial and record owner of all of the outstanding capital stock of SAFEGUARD HEALTH PLANS, INC., a Utah Corporation ("SafeGuard").

A. The Shareholder owns all of the issued and outstanding shares of capital stock (the "Shares") of SafeGuard.

B. The Shareholder desires to sell to Buyer, and Buyer desires to purchase from the Shareholder, the Shares of SafeGuard owned by Seller on the terms and conditions set forth herein.

IN CONSIDERATION of the recitals, covenants, conditions and promises herein contained, and for other valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, Buyer and Seller hereby agree as follows:

1.     Transfer  Of  Shares.
       --------------------

     1.1     Sale  of  Shares.  Subject  to  the  terms and conditions set forth
             ----------------
herein, at the Closing (as defined herein), the Seller shall sell, transfer and deliver to Buyer, and Buyer shall purchase and acquire from the Seller, one thousand (1,000) shares of common stock of SafeGuard which represent all of the Shares of SafeGuard outstanding, free and clear of any claims, liens, pledges, options, encumbrances, security interests, trusts or other rights or interests of any person. Seller shall also deliver to Buyer executed blank stock power documents so as to allow Buyer to transfer the Shares to it.

1.1.1     Purchase Price and Supplemental Consideration.  The aggregate purchase
          ---------------------------------------------
price to be paid by Buyer for the Shares of SafeGuard is twenty-nine thousand dollars ($29,000.00), payable to Seller at Closing nine thousand dollars ($9,000.00) by check, execution of a promissory note in the principal amount of twenty thousand dollars payable by Buyer to Seller in four (4) equal installments of five thousand dollars ($5,000) each due on the ninetieth day following the Closing, and each ninety (90) days thereafter until paid in full, plus all marketable securities, deposits, plus accrued interest maintained in SafeGuard as set forth on Exhibit 1.2 (the "Purchase Price"), payable in cash at closing.

     1.2     Seller  to  Deliver Title and Possession.  At the Closing Date, the
             ----------------------------------------
Seller shall deliver to Buyer endorsed share certificates or executed stock powers and other good and sufficient instruments of transfer as Buyer may reasonably require to vest effectively in Buyer good and valid title to the Shares of SafeGuard, free and clear of any claims, liens, pledges, options, security interests, trusts, encumbrances or other rights or interests of any person, in accordance with the terms hereof.

     1.3     Closing Date.  The consummation of the transactions contemplated by
             ------------
this Agreement (the "Closing Date") shall take place on or before one hundred twenty (120) days after the execution of this Agreement. All proceedings to take place at the Closing Date shall take place simultaneously, and no delivery shall be considered to have been made until all such proceedings have been completed.

2.     Representations And Warranties Of Seller.  Seller represents and warrants
       ----------------------------------------
to  Buyer  as  follows:

     2.1     Organization  and  Qualification.  SafeGuard  is a corporation duly
             --------------------------------
organized, validly existing and in good standing in the state of Utah. Seller has the requisite corporate power and authority to carry on its business as it is now being conducted and as it is now proposed to be conducted. Seller has made available to Buyer a complete and correct copy of SafeGuard's Articles of Incorporation and Bylaws, each as amended to date, and such Articles of Incorporation and Bylaws as so delivered are in full force and effect.
SafeGuard is not in default in any material respect in the performance, observation or fulfillment of any provision of its Articles of Incorporation or Bylaws. For purposes of this Agreement, a "Material Adverse Change" shall mean any event, circumstance, condition, development or occurrence causing, resulting in or having a material adverse effect on the financial condition, business, properties, prospects or results of operations of SafeGuard.

     2.2     Capitalization.  The  authorized  and  outstanding capital stock of
             --------------
SafeGuard is set forth on Exhibit 2.2. All of the Shares of SafeGuard as set forth on Exhibit 2.2 are owned beneficially and of record by the Shareholder, free and clear of any claims, liens, pledges, options, security interests, trusts, encumbrances or other rights or interests of any person. No agreement or other document grants or imposes on any of the Shares of SafeGuard any right, preference, privilege or restriction with respect to the transaction contemplated hereby (including, without limitation, any rights of first refusal). All of the Shares of SafeGuard have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights created by any agreement to which Seller is bound. The Shares have been issued in full compliance with all federal and state securities laws. There are no options, warrants or other rights, commitments or agreements of any character that call for the issuance of shares of capital stock or other securities of SafeGuard or any securities, instruments or rights convertible into or exchangeable for shares of capital stock or other securities of SafeGuard. The Shareholder has the absolute and unrestricted right, power, authority and capacity to transfer the Shares of SafeGuard to Buyer and upon the Closing, without exception, Buyer will acquire from the Shareholder, the legal and beneficial ownership of, good and valid title to, and all rights to vote, the Shares of SafeGuard, free from any charge, lien, encumbrance or adverse claim of any kind whatsoever other than those that may arise by virtue of any actions (other than the purchase of shares contemplated hereby), taken by or on behalf of Buyer or its affiliates.

     2.3     Voting  Agreements.  Neither Seller nor the SafeGuard is a party to
             ------------------
or subject to any proxy, agreement or understanding, nor is there, to the knowledge of Seller and SafeGuard, any agreement or understanding between any other persons, that affects or relates to the voting or giving of written consents with respect to any security of SafeGuard or the voting by a director of Seller.

     2.4     Authority  Relative  to  this  Agreement.  Seller has all requisite
             ----------------------------------------
corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby on the part of Seller have been duly and validly authorized by its Board of Directors, and no other corporate proceedings on the part of Seller is necessary, as a matter of law or otherwise, to authorize this Agreement or to consummate the transactions so contemplated.

     2.5     No  Subsidiaries.  SafeGuard  does  not  control,  directly  or
             ----------------
indirectly, nor does it have any direct or indirect equity participation or other interest in, any corporation, partnership, trust or other business entity.

     2.6     Absence  of  Certain  Changes.  Since  January  1, 2000, Seller has
             -----------------------------
conducted the business of SafeGuard only in, and has not engaged in any transaction other than according to, the ordinary and usual course of its business and, since such date, there has not been (a) any Material Adverse Change; (b) any declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of SafeGuard; (c) any material change by SafeGuard in accounting principles, practices or methods; (d) any issuance, transfer, sale or pledge by Seller of any shares of SafeGuard stock or other securities or of any commitments, options, rights or privileges under which Seller is or may become obligated to issue any shares of stock or other securities; (e) any indebtedness incurred by SafeGuard, except such as may have been incurred in the ordinary course of business and consistent with past practice; (f) any loan made or agreed to be made by SafeGuard, nor has SafeGuard become liable or agreed to become liable as a guarantor with respect to any loan; (g) any waiver or release by SafeGuard of any right of material value or any payment, direct or indirect, of any material debt, liability or other obligation; (h) any change in or amendment to the Articles of Incorporation or Bylaws of SafeGuard; or (i) any other event or condition that has or might reasonably result in a Material Adverse Change.

     2.7     Absence  of Undisclosed Liabilities.  Except to the extent reserved
             -----------------------------------
against or reflected in the balance sheet of SafeGuard included in the Financial Statements dated as of December 31, 2000 attached hereto marked Exhibit 2.7, SafeGuard does not have any material liabilities or obligations (contingent or otherwise) that are required by GAAP to be reflected therein, and since that date SafeGuard has not incurred any material liabilities or obligations that, had they been incurred prior to December 31, 2000, would have been required by GAAP to have been reflected in such balance sheets (except as may be noted therein), except such liabilities or obligations incurred in the ordinary and usual course of business and consistent with past practice.

     2.8     Consents  and  Approvals; No Violation.  The execution and delivery
             --------------------------------------
of this Agreement by Seller, the consummation of the transactions contemplated hereby and the performance by Seller of their obligations hereunder will not:

          (a) conflict with any provision of the Articles of Incorporation or Bylaws (or other similar charter documents) of SafeGuard or Seller;

          (b) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, except
(i) compliance with any applicable state securities laws; (ii) the approval of the Utah Department of Insurance; and (iii) where the failure to obtain such consents, approvals, authorizations or permits or the failure to make such filings or notifications would not result in a Material Adverse Change;

          (c) conflict with, result in the breach of or constitute a default (or give rise to any right of termination, cancellation or acceleration or guaranteed payments) under any of the terms, conditions or provisions of any note, lease, mortgage, license, agreement or other instrument or obligation to which SafeGuard is a party or by which SafeGuard, or any of its assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or which, in the aggregate, would not result in a Material Adverse Change;

          (d) conflict with or violate the provisions of any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to SafeGuard; or

          (e) result in the creation of any lien, charge or encumbrance upon any shares of capital stock or assets of SafeGuard under any agreement or instrument to which SafeGuard or Seller is a party or by which SafeGuard or Seller is bound.

     2.9     Broker's  Commissions  or  Finder's  Fees.  No person or entity has
             -----------------------------------------
acted for Seller in connection with the transactions provided for in this Agreement in any way that would entitle such person to, and no person or entity is entitled to, receive from SafeGuard or the Shareholder any broker's commissions or finder's fees, or other similar fees or commissions, in connection with this Agreement.

     2.10     Litigation.  There  is  no claim, action or proceeding pending or,
              ----------
to the knowledge of SafeGuard or the Shareholder, threatened against or relating to SafeGuard before any court or other competent governmental or regulatory authority or body acting in an adjudicative capacity. To the knowledge of SafeGuard and the Shareholder, there is no reasonable basis for a claim, action or proceeding against or relating to SafeGuard which, if adversely determined, could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change with respect to SafeGuard.

     2.11     Taxes.
              -----

          (a)     Definitions.  For  purposes  of  this Agreement, the following
                  -----------
definitions  shall  apply:

               (i) The term "SafeGuard" shall mean, collectively, SafeGuard and any corporation, partnership or other entity as to which SafeGuard is liable for Taxes incurred by such entity as a transferee, or pursuant to Treasury Regulations Sections 1.1502-6, or pursuant to any other provision of federal, state, local or foreign law or regulations.

               (ii) The term "Tax" or "Taxes" shall mean all taxes, however, denominated, including any interest, penalties or other additions to tax that may become payable in respect thereof, imposed by any federal, state, local or foreign government or any agency or political subdivision of any such government, which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes (including, but not limited to, federal income taxes and state income taxes), real property gains taxes, payroll and employee withholding taxes, unemployment insurance taxes, social security taxes, sales and use taxes, ad valorem taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, workers' compensation and any and all other governmental charges, and any and all other obligations of the same or of a similar nature to any of the foregoing, which SafeGuard is required to pay, withhold or collect.

          (b)     Tax Returns Filed and Taxes Paid.  All Tax Returns required to
                  --------------------------------
be filed by or on behalf of SafeGuard have been duly filed on a timely basis and such Tax Returns correctly, accurately and completely reflected the facts regarding the income, business, assets, operations, activities, status or other matters of SafeGuard or any other information required to be shown thereon; (i) all Taxes shown to be payable on such Tax Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis and no other Taxes are payable by SafeGuard with respect to items or periods covered by such Tax Returns (whether or not shown on or reportable on such Tax Returns); (ii) all other Taxes required to be paid by SafeGuard on or before the date hereof have been paid prior to the delinquency thereof; (iii) SafeGuard has withheld and paid over all Taxes required to have been withheld and paid over, and complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party; (iv) there are no liens on any of the assets of SafeGuard with respect to Taxes, other than liens for Taxes not yet due and payable or for Taxes that SafeGuard is contesting in good faith through appropriate proceedings and for which appropriate reserves have been established and are fully reflected in the Financial Statements; and (v) SafeGuard has not requested or been granted any extension of the time within which it is required to file any Tax Return that has not been filed.

          (c)     Tax Sharing Agreements.  SafeGuard is a party to a tax-sharing
                  ----------------------
agreement with Seller for which SafeGuard's participation in such agreement will be terminated in connection with this Transaction, and has not otherwise assumed the Tax liability of any other person under such agreement.

     2.12     ERISA  Plans.  Set  forth  on Exhibit 2.12 is a true, accurate and
              ------------
complete list of each employee pension benefit plan; program, agreement or arrangement ("Plan"), if any, maintained or contributed to by SafeGuard which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan, if any, conforms in all material respects to, and their administration is in conformity in all material respects with, all applicable federal laws. There are no threatened or pending claims by or on behalf of any Plan, by or on behalf of any employees covered under any Plan, or otherwise involving any Plan, that allege a breach of fiduciary duties or violation of other applicable state or federal law, nor is there, to the knowledge of SafeGuard and the Shareholder, any basis for such a claim. (This Exhibit will reflect "None".)

     2.13     Contracts.  Set  forth  on  Exhibit  2.13  a  true,  accurate  and
              ---------
complete list of (a) each customer contract, whether written or oral, between each of SafeGuard and any party to whom SafeGuard provides goods or services; and (b) each contract, whether written or oral, between each of SafeGuard and any party to whom SafeGuard is obligated to make any payments. The contracts and agreements that are required to be identified in Exhibit 2.13 are hereinafter referred to as the "Contracts." SafeGuard has delivered to Buyer
(i) with respect to the provider and group contracts, provider contracts and agent contracts of SafeGuard, a standard form of each; and (ii) true, accurate and complete written summaries of each oral Contract. SafeGuard has made available to Buyer true and complete copies of each written Contract.

          (a) Each of the Contracts is a valid, binding and enforceable agreement of SafeGuard and, to the, knowledge of SafeGuard and the Shareholder, will, subject to the satisfaction of the conditions in Section 6, continue to be valid, binding and enforceable immediately after the Closing;

          (b) As of the date hereof, SafeGuard and the Shareholder have no reason to believe that SafeGuard will not be able to fulfill in all material respects all of its obligations under the Contracts that remain to be performed after the date hereof;

          (c) To the knowledge of SafeGuard and the Shareholder, there has not occurred any material default (or event which upon provision of notice or lapse of time or both would become such a default) under any of the material Contracts on the part of SafeGuard.

     2.14     Customer  List.  SafeGuard  has  taken  such  reasonable  security
              --------------
measures to protect the secrecy, confidentiality and value of its customer lists, if any, which may be subject to this Agreement.

     2.15     Interests  in  Competitors.  To the knowledge of SafeGuard and the
              --------------------------
Shareholder, neither SafeGuard or the Shareholder has any direct or indirect interest in any competitor, supplier or customer of SafeGuard or in any person or firm from whom or to whom SafeGuard leases any real or personal property, or in any other person with whom SafeGuard is doing business.

     2.16     Trademarks  and  Tradenames.  Except  for  the  name of SafeGuard,
              ---------------------------
SafeGuard Health Plans, and the name "SAFEGUARD HEALTH PLANS, INC.", there are no trademarks, trade names, service marks or copyrights owned by SafeGuard. To the best knowledge of SafeGuard and the Shareholder, SafeGuard has not infringed, nor is it now infringing, on any trade name, trademark, service mark, or copyright belonging to any other person, firm or business. Except as may be set forth in the Contracts, SafeGuard is not a party to any license, agreement or arrangement, with respect to any trademarks, service marks, trade names, or applications for them, or any copyrights. The right to the exclusive use of the name "SafeGuard" and "SafeGuard Health Plans" is not transferred as a result of this Agreement and the Shareholder hereby retains the exclusive right in perpetuity to use the name of SafeGuard and "SafeGuard Health Plans" and all derivations thereof. The Shareholder and SafeGuard covenant that they have not granted and will not grant to any other person, firm or corporation the right to use, and that the Shareholder will not grant the use such names as part of the corporate or firm name of any other firm, entity, corporation or business. Buyer shall within sixty days of the Closing, change the name of SafeGuard to a name that does not interfere with Seller's exclusive use of such name or derivations thereof.

     2.17     Transactions  with  Related Parties.  Except for an Administrative
              -----------------------------------
Services Agreement between SafeGuard and SafeGuard Health Plans, Inc., a California Corporation, a Management Services Agreement between SafeGuard and the Shareholder and a Tax Sharing Agreement with Seller, all three of which will be terminated prior to the Closing, there are no loans, leases or other continuing transactions between SafeGuard and any present or former stockholder, director or officer of SafeGuard, or any member of such officer's, director's or stockholder's immediate family, or any business organization controlled by such officer, director or stockholder or his or her immediate family. No stockholder, director or officer of SafeGuard, or any of the respective spouses or immediate family members, owns directly or indirectly on an individual or joint basis any material interest in, or serves as an officer or director or in another similar capacity of, any competitor or supplier of SafeGuard.

     2.18     Compliance  with  Insurance  Laws  of  the  State  of  Utah.
              -----------------------------------------------------------

          (a) SafeGuard has since January 1, 2000, made all reports required under applicable insurance statutes and will continue to do so until closing.

          (b) The dental plan products offered and sold by SafeGuard have been and are offered and sold in compliance with the requirements of all relevant laws and regulations, in each case, and SafeGuard has not received any notification from the Utah Department of Insurance to the effect that any additional Permit, or any further regulatory matter is needed to be obtained by it. SafeGuard has not since January 1, 2000, entered into or been subject to any judgment, consent decree, compliance order or administrative order other than any issued in the ordinary course of business with respect to any insurance or other similar law or, other than in the ordinary course of business, received any request for information, notice, demand letter', administrative inquiry or formal or informal complaint or claim with respect to any insurance or other similar law or the enforcement of any such law.

          (c) Except as may be disclosed in Exhibit 2.18(c), since January 1, 2000, SafeGuard has not failed to comply with any applicable material statute, ordinance, order, rule or regulation, or failed to obtain any material Permit in the applicable state of incorporation, or, to the best knowledge of SafeGuard, in any jurisdiction other than the applicable state of-incorporation in which SafeGuard is conducting or has prior to the date hereof conducted any activities including without limitation activities relating to the offer and sale of dental care products, plans or services, the recruitment of dentists or dental offices in connection with the offer and sale of such products, plans or services, the marketing of any such products plans or services to potential purchasers thereof or subscribers thereto, lobbying efforts or similar activities, or any joint venture with any other party relating to the foregoing, except in each case where the failure to comply or obtain any Permit (individually or in the aggregate) could not reasonably be expected to result in a Material Adverse Change.

     2.19     Full  Disclosure.  None of the representations and warranties made
              ----------------
by SafeGuard or the Shareholder, or made in any certificate or memorandum furnished or to be furnished by any of them or on their behalf, contains or will contain any untrue statement of a material fact, or omits to state any material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading.

     2.20     Representations  and  Warranties  True.  All  representations  and
              --------------------------------------
warranties of SafeGuard and the Shareholder set forth in this Agreement and in any written statements delivered to Buyer by SafeGuard or the Shareholder will also be true and correct as of the Closing Date as if made on that date (except to the extent such representations or warranties speak to a particular date).

3.     Representations  And  Warranties of Buyer.  Buyer represents and warrants
       -----------------------------------------
to  SafeGuard  and  the  Shareholder  as  follows:

     3.1     Organization.  Buyer  is  a  corporation  duly  organized,  validly
             ------------
existing and in good standing in the State of Utah. Buyer has the requisite corporate power to own, use or lease its properties and to carry on its business as it is now being conducted. Buyer will make available to Seller upon request, a complete and correct copy of its Certificate of Incorporation and Bylaws, each as amended to date, and Buyer's Certificate of Incorporation and Bylaws as so delivered are in full force and effect. Buyer is not in default in any material respect in the performance, observation or fulfillment of any provision of its Certificate of Incorporation or Bylaws.

     3.2     Authority  Relative  to  this  Agreement.  Buyer  has all requisite
             ----------------------------------------
corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby on the part of Buyer have been duly and validly authorized by the Board of Directors of Buyer, and no other corporate proceedings on the part of Buyer are necessary, as a matter of law or otherwise, to authorize this agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Buyer and, assuming this Agreement constitutes a valid and binding obligation of Seller, disagreement constitutes a valid and binding agreement of Buyer, enforceable against it in accordance with its terms, except (a) as such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (b) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

     3.3     Consent and Approvals; No Violation.  The execution and delivery of
             -----------------------------------
this Agreement by Buyer, the consummation of the transactions contemplated hereby and the performance by Buyer of its obligations hereunder, will not:

          (a) conflict with any provision of the Certificate of Incorporation or Bylaws of Buyer;

          (b) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, except
(i) the filing of the Governmental Filings (as defined in Section 5.4) and (ii) where the failure to obtain such consents, approvals, authorizations or permits or the failure to make such filings or notifications would not have a material adverse effect on the financial condition, business, properties or results of operations of Buyer; or

          (c) conflict with or violate the provisions of any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to Buyer, in such a manner as to result in a material adverse effect on the financial condition, business, properties or results of operations of Buyer.

     3.4     Broker's  Commissions  or  Finder's  Fees.  No person or entity has
             -----------------------------------------
acted for Buyer in connection with the transactions provided for in this Agreement in any way that would entitle such person to, and no person or entity is entitled to, receive from Buyer any broker's commissions or finder's fees, or other similar fees or commissions, in connection with this Agreement.

     3.5     Investment  Intent.  Buyer  is  acquiring  the  Shares  for its own
             ------------------
account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except in compliance with applicable federal and state securities laws.

     3.6     Legal  Proceedings.  There  are no legal proceedings pending or, to
             ------------------
the best knowledge of Buyer, threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

4.     Conduct  Of  Business By Safeguard Prior To Closing.From the date of this
       ----------------------------------------------------
Agreement and until the Closing Date or the earlier termination of this Agreement, SafeGuard and Shareholder agree (except as expressly contemplated by this Agreement or to the extent that Buyer shall otherwise consent in writing) as follows:

     4.1     Ordinary  Course.  SafeGuard  shall  carry  on  its business in the
             ----------------
usual, regular and ordinary course, in substantially the same manner as heretofore conducted, and shall use all reasonable efforts consistent with past practice and policies to preserve intact its present business organization, keep available the services of its present officers, and preserve its relationships with customers, suppliers, lessors, lessees and others having business dealings with it to the end that its goodwill and ongoing business shall be unimpaired at the Closing Date, as may be applicable. SafeGuard will not adopt any method of accounting that is inconsistent with generally accepted accounting principles.

     4.2     Dividends;  Changes  in  Stock.  SafeGuard shall not (a) declare or
             ------------------------------
pay  any  dividends  on or make other distributions in respect of any Shares, or
(b) split, combine or reclassify any Shares or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any Shares.

     4.3     Issuance  or  Repurchase  of  Securities.  Except  as  otherwise
             ----------------------------------------
expressly contemplated by this Agreement, SafeGuard shall not issue, pledge, deliver, sell, or repurchase any shares of its capital stock of any class, or any options, warrants or other rights exercisable for or securities convertible into or exchangeable for, any such shares.

     4.4     Governing  Documents.  SafeGuard  shall  not adopt any amendment to
             --------------------
its  Articles  of  Incorporation  (or  charter  documents)  or  Bylaws.

     4.5     No  Acquisitions.  SafeGuard  shall not acquire or agree to acquire
             ----------------
by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any capital or other assets which are material, individually or in the aggregate, to SafeGuard.

     4.6     No  Dispositions.  Except  in  the  ordinary course of business and
             ----------------
other than pursuant to the requirements of existing Contracts, SafeGuard shall not sell, lease or otherwise dispose of any assets that are material, individually or in the aggregate, to SafeGuard.

     4.7     Indebtedness.  SafeGuard  shall  not  incur,  become subject to, or
             ------------
agree to incur or become subject to, any obligation or liability (absolute or contingent), except current liabilities incurred, and obligations under contracts entered into, in the ordinary course of business and consistent with prior practice, and provided specifically that SafeGuard shall not enter into any material lease or extension of any material lease with respect to any real or personal property or issue or sell, or guaranty the repayment of; any debt securities.

     4.8     Additional  Matters.  SafeGuard  shall  not:
             -------------------

          (a) enter into, amend or terminate any agreements, commitments or contracts which, individually or in the aggregate, are material to the financial condition or results of operations of SafeGuard;

          (b) discharge or satisfy any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities in the ordinary course of business;

          (c) cancel or agree to cancel any material debts or claims, except in each case in the ordinary course of business;

          (d)     waive  any  rights  of  substantial  value;

          (e) otherwise make any material change in the conduct of the business or operations of SafeGuard;

          (f) settle any tax assessment, litigation or other claims, relinquish any material contract right or make any equity investments in third parties; or

          (g) agree in writing or otherwise to take any of the foregoing actions or any action which would constitute a Material Adverse Change or make any of the representations and warranties of SafeGuard set forth in this Agreement untrue or incorrect in any material respect.

5.     Additional  Covenants.
       ---------------------

     5.1     Non-Competition  Agreement.  SafeGuard  shall  not  engage  in  the
             --------------------------
business of operating a prepaid dental plan organization in the state of Utah from the date of Closing through a period of three (3) years after the date of Closing.

     5.2     Consents  and  Approvals.
             ------------------------

          (a)     Department  of  Insurance  Approval.  As  soon  as practicable
                  -----------------------------------
after the execution of this Agreement, Buyer shall file its completed application for transfer of control of SafeGuard with the Utah Department of Insurance, together with all documents and information of or concerning itself or any of its affiliates as may be required to be filed in connection therewith under such form or applicable statutes and regulations, and shall thereafter promptly provide such additional information such Department shall request from time to time, and otherwise shall prosecute such application diligently and use commercially reasonable efforts to obtain such approval as promptly as reasonably practicable. SafeGuard and the Shareholder will assist in the preparation of the required filings with the Utah Department of Insurance and will assist Buyer in satisfying the obligations of Buyer set forth in this
Section 5.2(a). The parties agree that this Agreement may be terminated by either party upon thirty (30) advance written notice in the event the Utah Department of Insurance does not approve the transaction contemplated by this Agreement.

          (b)     Other  Consents  and Approvals.  SafeGuard and the Shareholder
                  ------------------------------
will obtain or cause to be obtained prior to the Closing Date the consents and approvals of all required regulatory agencies, that may be required of them, if any.

          (c)     Information.  The  parties  hereto shall, unless prohibited by
                  -----------
law, (i) furnish to other party copies of all filings and such necessary information as may be requested by either in connection with any party's preparation of any required filings or submissions to any governmental agency, and (ii) will keep the other party informed of the status of any inquiries made with respect to this transaction by any federal, state or local governmental agency or authority with respect to this Agreement or the transaction contemplated hereby. The parties shall furnish to the other, if applicable, a list of any materials that it is prohibited by law from providing to the other, together with a reference to the source of the prohibition and, if permitted, a brief summary of the content of such materials and the parties thereto.

     5.3     Confidential  Information.
             -------------------------

          (a)     Nondisclosure  by  Shareholder after Closing.  The Shareholder
                  --------------------------------------------
recognizes and acknowledges that it has in the past, currently has, and in the future may possibly have, access to certain confidential information of SafeGuard, such as customer lists, specific information relating to the special needs of particular customers (including knowledge of what products they are using and are likely to use in the future), sales and financial records and related data (including pricing information), information and specifications relating to products proposed by SafeGuard, knowledge of SafeGuard's sales and marketing techniques, and information regarding vendors and suppliers of SafeGuard. The Shareholder agrees that from and after the Closing Date it will not use such confidential information or disclose such confidential information about SafeGuard to any person or entity for any purpose or reason whatsoever, except to authorized representatives of Buyer, unless such information becomes known to the public generally, or unless the Shareholder is required by law to disclose such information. If the Shareholder is requested to provide such information pursuant to requirements of applicable law, he shall notify Buyer as promptly as possible and shall allow Buyer the opportunity to oppose such request.

          (b)     Remedies.  The  Shareholder  acknowledges  and  agrees  that,
                  --------
because the legal remedies of Buyer may be inadequate in the event of a breach of any of the covenants set forth in this Section, Buyer may, in its discretion and in addition to obtaining any other remedy or relief available to it (including, without limitation, damages at law), enforce the provisions of this Section by injunction and any and all other equitable relief.

          (c)     Non-Disclosure  Pre-Closing.  Each  party  agrees that, unless
                  ---------------------------
and until the Closing has been consummated, all Confidential Information (as defined below) shall be kept confidential by such party as required by this
Section 5.3(c); provided, however, that (i) any of such Confidential Information may be disclosed to such directors, officers, employees, and authorized representatives of such party, (collectively, for purposes of this Section, "Representatives") as need to know such information for the purpose of evaluating the transactions contemplated hereby (it being understood that such party's Representatives shall be informed by such party of the confidential nature of such information and shall be required to treat such information confidentially), (ii) any disclosure of Confidential Information may be made to the extent to which the non-disclosing party consents in writing, (iii) Confidential Information may be disclosed by a party or its Representative, to the extent that, in the opinion of counsel, such party or its Representative is legally compelled to do so, provided that, prior to making such disclosure and if there is time to do so, the disclosing party advises and consults with the non-disclosing party regarding such disclosure and provided further that the disclosing party discloses only that portion of the Confidential Information as is legally required. Each party agrees that none of the Confidential Information will be used for any purpose other than in connection with the transactions contemplated hereby. The term "Confidential Information", as used herein, means all information obtained by or on behalf of Buyer from the Shareholder or SafeGuard pursuant to this Section and all similar information obtained from SafeGuard or the Shareholder by or on behalf of Buyer in connection with the transactions contemplated hereby, other than information which (i) was or becomes generally available to the public other than as a result of disclosure by the disclosing party, (ii) was or becomes available to a party on a non-confidential basis prior to disclosure to the party by the other party hereto or its respective representatives, or (iii) was or becomes available to a party from a source other than the other party and its respective representatives, provided that such source is not known by the party to be bound by a confidentiality agreement with respect to such information. The agreement contained in this Section 5.3(c) shall terminate upon the Closing Date.

          (d)     Return of Information.  If this Agreement is terminated, Buyer
                  ---------------------
shall promptly return or destroy, and shall use its reasonable best efforts to cause all Buyer Representatives to promptly return or destroy, all Confidential Information to SafeGuard without retaining any copies thereof, provided that such portion of the Confidential Information as consists of notes, compilations, analyses, reports, or other documents prepared by Buyer or Buyer Representatives shall be destroyed.

     5.4     Governmental Filings.  Each of Buyer, SafeGuard and the Shareholder
             --------------------
agrees to make as promptly as practicable all filings necessary under any applicable federal, state, local and foreign laws and to obtain any required regulatory approvals, clearances or expirations of waiting periods in connection with the transactions contemplated by this Agreement (all such filings required to be made as provided herein are referred to herein collectively as the "Governmental Filings"). Each party shall use its best efforts, and cause its counsel to use their best efforts, to cooperate with the other parties in preparing their respective Governmental Filings and in obtaining all required regulatory approvals, clearances and expirations of waiting periods.

     5.5     Legal  Conditions.  Each  of  Buyer,  SafeGuard and the Shareholder
             -----------------
will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on such party with respect to the consummation of the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to such other party or parties in connection with any such requirements as may be imposed upon such other party or parties in connection with the consummation of the transactions contemplated by this Agreement.

     5.6     Certain  Defaults.  SafeGuard  and/or  Shareholder will give prompt
             -----------------
notice to Buyer of (a) any notice of default received by it subsequent to the date of this Agreement and prior to the Closing Date under any material instrument or material agreement to which it is a party or by which it is bound, which default would, if not remedied, result in a Material Adverse Change or which would render materially incomplete or untrue any representation made herein, and (b) any suit, action or proceeding instituted or, to the knowledge of it, threatened against or affecting it subsequent to the date of this Agreement and prior to the Closing Date which, if adversely determined, would result in a Material Adverse Change or which would render materially incorrect any representation made herein.

     5.7     Expenses.  All  costs and expenses incurred in connection with this
             --------
Agreement and the transactions contemplated hereby, shall be paid by the party incurring such expense.

          (a)     Transfer  Taxes.  As  used  herein  the  term "Transfer Taxes"
                  ---------------
shall mean any Taxes imposed on or with respect to the sale of stock as contemplated by this Agreement. Buyer shall pay all such Transfer Taxes.

          (b)     Cooperation  and  Records  Retention.  Shareholder  and  Buyer
                  ------------------------------------
shall (i) each provide the other, and Buyer shall cause SafeGuard to provide Shareholder, with such assistance as may reasonably be requested by any of them in connection with the preparation of any Tax Return or the conduct of any Tax Proceeding, (ii) each retain and provide the other, and Buyer shall cause SafeGuard to retain and provide Shareholder, with any records or other information that may be relevant to any such Tax Return or Tax Proceeding, and
(iii) each provide the other with any final determination of any such Tax Proceeding that affects any amount required to be shown on any Tax Return of the other for any period. Without limiting the generality of the foregoing, Buyer shall retain, and shall cause SafeGuard to retain, and Shareholder shall retain, until the applicable statutes of limitations (including any extensions) have expired, copies of all Tax Returns, supporting work schedules, and other records or information that may be relevant to such returns for all tax periods or portions thereof ending before or including the Closing Date and shall not destroy or otherwise dispose of any such records without first providing the other party with a reasonable opportunity to review and copy the same.

          (c)     Tax  Elections.  No new elections with respect to Taxes or any
                  --------------
changes in current elections with respect to Taxes affecting SafeGuard shall be made after the date of this Agreement without prior written consent of Buyer.

          (d)     Survival.  Notwithstanding  any  other  provision  of  this
                  --------
Agreement, the covenants set forth in this Section shall survive until the expiration of the respective statutes of limitations applicable to the periods to which the Taxes relate.

     5.8     Further  Conveyances,  Assurances  and  Cooperation.  After  the
             ---------------------------------------------------
Closing, the Shareholder will, without further consideration of any nature from Buyer, other than reimbursement of expenses reasonably incurred at the request of Buyer, execute and deliver, or cause to be executed and delivered, to Buyer, such additional documentation and instruments as Buyer may reasonably request, to (i) sell, transfer and assign to and fully vest in Buyer ownership of the Shares (ii) allow Buyer to operate the business of SafeGuard, however without the use of the name SafeGuard, SafeGuard Health Plans, or any derivations thereof, (iii) obtain any consent or approval which was not obtained on or prior to the Closing, (iv) comply with any Tax investigation, audit or inquiry, (v) otherwise provide information, books, records, evidence, testimony and other reasonable assistance to Buyer in connection with its ownership of the business of SafeGuard.

6.     Conditions  Precedent  To  Obligations  Of  The  Parties.
       ---------------------------------------------------------

     6.1     Conditions  to  the  Obligations  of  Buyer,  SafeGuard  and  the
             -----------------------------------------------------------------
Shareholder.  The respective obligations of Buyer, SafeGuard and the Shareholder
         --
set forth in this Agreement shall be subject to the satisfaction on or prior to the Closing Date of the following conditions, unless waived by each such party:

          (a)     Governmental  Approvals.  All  material  authorizations,
                  -----------------------
consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any federal, state, local or foreign governmental or regulatory authority (including, without limitation, the Utah Department of Insurance) necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or been obtained, including any and. all necessary permits, licenses and certificates.

          (b)     Board  Approval.  The  Board  of Directors of Buyer and Seller
                  ---------------
shall have approved the form of the definitive purchase agreement and all related agreements and documents and the each party shall provide the other with a copy of such resolutions at the Closing.

          (c)     Documents  from  Seller.  All  evidence  and  documents as the
                  -----------------------
attorneys for Buyer may reasonably require as to Seller's compliance with its agreements hereunder and the fulfillment of the conditions to Buyer's obligation to consummate the transaction contemplated hereby.

          (d)     Documents  from  Buyer.  All  evidence  and  documents  as the
                  ----------------------
attorneys for Seller may reasonably require as to Buyer's compliance with its agreements hereunder and the fulfillment of the conditions to Seller's obligations to consummate the transaction contemplated hereby.

          (e)     Certificate  of Seller.  A certificate by the Seller, executed
                  ----------------------
by its duly authorized officer, confirming the truthfulness in all material respects of the representations, warranties and covenants made herein as of the Closing.

          (f)     Certificate of Buyer.  A certificate by Buyer, executed by any
                  --------------------
of its authorized officers, confirming the truthfulness in all material respects of the representations, warranties and covenants made herein as of the Closing.

          (g)     Consideration.  Buyer's wire transfer of the Purchase Price to
                  -------------
Seller and the execution and delivery of that certain promissory note all of which is referred to in Section 1.1.1.

     6.2     Further Conditions to the Obligations of Buyer.  The obligations of
             ----------------------------------------------
Buyer set forth in this Agreement are subject to the satisfaction on or prior to the Closing Date of the following conditions, unless waived by Buyer:

          (a)     Representations  and  Warranties.  The  representations  and
                  --------------------------------
warranties of SafeGuard and the Shareholder set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date (except to the extent such representations or warranties speak to a particular date), and Buyer shall have received a certificate signed by the Shareholder and authorized officers of SafeGuard to such effect.

          (b)     Performance  of  Obligations  of Other Parties.  SafeGuard and
                  ----------------------------------------------
the Shareholder shall have performed in all material respects all obligations required to be performed by them under this Agreement prior to the Closing Date and Buyer shall have received a certificate signed by the Shareholder and authorized officers of SafeGuard to such effect.

          (c)     No  Litigation.  Since  the  date hereof, there shall not have
                  --------------
been instituted and be continuing or threatened against SafeGuard any claim, action or proceeding the result of which could reasonably be expected to result in a Material Adverse Change in the financial condition, operations or prospects.

          (d)     Third-Party  Approvals.  Any  and  all  consents required from
                  ----------------------
third parties relating to contracts, licenses, leases and other agreements and instruments material to the financial condition or results of operations of SafeGuard shall have been obtained by SafeGuard and provided to Buyer.

          (e)     Resignations.  SafeGuard  shall  have  delivered  to Buyer all
                  ------------
resignations of the officers and directors of SafeGuard as requested by Buyer, effective as of the Closing Date.

          (f)     Employees.  There  shall be no employees of SafeGuard employed
                  ---------
by  SafeGuard  as  of  the  Closing  Date.

          (g)     Retention  of  Revenues.  The  Shareholder  shall  cause  all
                  -----------------------
premiums received by SafeGuard in the month of the Closing to be removed from SafeGuard and shall be responsible for the payment of the related expenses for the operation of SafeGuard during such month in which the Closing occurs. SafeGuard shall retain any accounts receivable in existence as of the date of Closing.

          (h)     Due  Diligence  Review.  Buyer shall have completed a thorough
                  ----------------------
due diligence investigation of SafeGuard, its businesses and facilities, financial condition and prospects, and any other matters it deems necessary and shall have performed, without limitation, all necessary audits and reviews, with the results of such due diligence investigation being satisfactory to Buyer in its sole discretion. Buyer shall not assert any claims nor take any action against Shareholder for any issues disclosed in the various Schedules attached hereto. Such due diligence review shall be completed by Buyer not later than thirty (30) days following the execution of this Agreement.

     6.3     Further  Conditions  to  the  Obligations  of  SafeGuard  and  the
             -------------------------------------------------------------------
Shareholder. The obligations of SafeGuard and the Shareholder set forth in this Agreement are subject to the satisfaction on or prior to the Closing Date of the following conditions, unless waived by SafeGuard and the Shareholder:

          (a)     Representations  and  Warranties.  The  representations  and
                  --------------------------------
warranties of Buyer set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date (except to the extent such representations or warranties speak to a particular date), and SafeGuard and the Shareholder shall have received a certificate signed by authorized officers of Buyer to such effect.

          (b)     Performance of Obligations of Other Parties.  Buyer shall have
                  -------------------------------------------
performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing Date, and SafeGuard and the Shareholder shall have received a certificate signed by authorized officers of Buyer to such effect.

7.     Termination,  Extension  And  Waiver.
       ------------------------------------

     7.1     Termination.  This Agreement may be terminated at any time prior to
             -----------
the  Closing  Date  as  follows:

          (a)     By  Mutual  Consent.  By  mutual  written  consent  of  the
                  -------------------
Shareholder  and  Buyer.

          (b)     By  Any  Party.  By  any  party  to  this  Agreement  if  the
                  --------------
transactions contemplated by this Agreement shall not have been consummated on or before one hundred twenty days (120) after the execution of this Agreement, provided that the failure of the transactions to be consummated by such date is not caused by any breach of this Agreement by the party seeking such termination.

8.     Indemnification.
       ---------------

     8.1     Indemnification.
             ---------------

          (a)     Indemnification  by  Shareholder.  Shareholder shall indemnify
                  --------------------------------
and hold harmless Buyer and its affiliates from and against any and all Losses (as defined in Section 8.1(c) incurred by any of such indemnified party in any way relating to, arising out of or resulting from:

               (i) The breach of any of the material representations or warranties, made by SafeGuard or Shareholder in this Agreement;

               (ii) The breach or the failure of performance by SafeGuard or Shareholder of any of the material covenants, promises or agreements that any of them is to perform under this Agreement;

               (iii) Taxes (including interest, penalties and other additions to tax that may become payable in respect thereof) which are assessed or imposed on or otherwise become payable by SafeGuard or Buyer in respect of SafeGuard's income, business, property or operations in any period ending prior to or on the Closing Date.

          (b)     Indemnification  by  Buyer.  Buyer  shall  indemnify  and hold
                  --------------------------
harmless Shareholder and its affiliates from and against any and all Losses (as defined in Section 8.1(c)) incurred by such indemnified party in any way relating to, arising out of or resulting from:

               (i) The breach of any of the material representations or warranties made by Buyer in this Agreement;

               (ii) The breach or the failure of performance by Buyer of any of the material covenants, promises or agreements that it is to perform under this Agreement;

               (iii) Taxes (including interest, penalties and other additions to tax that may become payable in respect thereof) which are assessed or imposed on or otherwise become payable by Shareholder in respect of SafeGuard's income, business, property or operations in any period following the Closing Date.

          (c)     Definition  of Losses.  For purposes of this Article, "Losses"
                  ---------------------
shall mean any and all liabilities, obligations, losses, damages, claims, deficiencies, penalties, taxes, levies, actions, judgments, settlements, suits, costs, legal fees, accountants' fees, disbursements or expenses. Losses shall exclude any amount that any party actually receives under any insurance policy that provides coverage for the liability in question.

     8.2     Third  Party  Claims,  Notice  and  Opportunity  to  Settle.
             -----------------------------------------------------------

          (a) Within thirty (30) days after the receipt by the party entitled to indemnity hereunder (the "Indemnified Party") of any claim or demand (including but not limited to, notice of any action, suit or proceeding) by any third party (a "Third Party Claim") against an Indemnified Party which gives rise to a right to indemnification for a Loss hereunder (or, in the case of the receipt of any notice of any examination, claim, adjustment or other proceeding with respect to Taxes for any period for which Shareholder is liable under
Section 8.1(a)(iii) or for which Buyer is liable under Section 8.1(b)(iii) ("Tax Proceeding"), promptly after the receipt of such notice), the Indemnified Party shall give each party who may be obligated to provide indemnity hereunder (the "Indemnifying Party") written notice of such claim or demand; provided, however, that the failure to give such notice shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that such failure is materially prejudicial to the Indemnifying Party.

          (b) The Indemnifying Party shall have the right (without prejudice to the right of any Indemnified Party to participate at its own expense through counsel of its own choosing), to defend against such claim or demand (for purposes of this Section, any Tax proceeding shall be considered a "claim or demand") at its expense and through counsel of its own choosing (the choice of such counsel to be subject to the reasonable consent of the affected Indemnified Parties) and to control such defense if it gives written notice of its intention to do so within ten (10) days of the receipt of the notice referred to in
Section 8.2(a). If the Indemnifying Party shall decline to assume the defense of such claim or demand, the affected Indemnified Parties shall have the right to assume control of such defense at the expense of the Indemnifying Party. The Indemnified Parties shall cooperate fully in the defense of such claim or demand and shall make available to the Indemnifying Party or its counsel all pertinent information under their control relating thereto. The Indemnifying Party agrees to cooperate with the Indemnified Parties in order to enable their counsel to participate in the defense and to deliver to the Indemnified Parties copies of all pleadings and other information within the Indemnifying Party's knowledge or possession reasonably requested by the Indemnified Parties that is relevant to the defense of any such claim or demand. The Indemnified Parties and their counsel shall maintain confidentiality with respect to all such information consistent with the conduct of a defense hereunder.

     8.3     Non-Third  Party Claims.  In the event any Indemnified Party should
             -----------------------
have a claim against any Indemnifying Party hereunder which does not involve a Third Party Claim, the Indemnified Party shall transmit to the Indemnifying Party a written notice (the "Indemnity Notice") describing in reasonable detail the nature of the claim, an estimate of the amount of damages attributable to such claim and the basis of the Indemnified Party's request for indemnification under this Agreement. If the Indemnifying Party does not notify the Indemnified Party within thirty (30) days from the Indemnifying Party's receipt of the Indemnity Notice that the Indemnifying Party disputes such claim, the claim specified by the Indemnified Party in the Indemnity Notice shall be deemed a liability of the Indemnifying Party hereunder; provided, however, that, if Buyer asserts a claim that is not a Third Party Claim and the Indemnifying Party does not dispute such claim in a timely manner in accordance with this Section 8.3, Buyer shall have offset and recoup its Losses as provided in Section 8.4.

     8.4     Payments.  Any  timely,  disputed  non-Third  Party  Claim shall be
             --------
submitted to arbitration in accordance with the provisions of Section 9 hereof. Payments of all amounts owing by an Indemnifying Party pursuant to this Section 8 relating to a Third Party Claim shall be made within thirty (30) days after the latest of (a) the settlement of such Third Party Claim, (b) the expiration of the period for appeal of a final adjudication of such Third Party Claim or
(c) the expiration of the period for appeal of a final adjudication of the Indemnifying Party's liability to the Indemnified Party under this Agreement. Subject to Section 8.3, payments of all amounts owing by an Indemnifying Party pursuant to Section 8.4 shall be made within thirty (30) days after the later of
(i) the expiration of the thirty (30) day Indemnity Notice period or (ii) the expiration of the period for appeal of a final adjudication of the Indemnifying Party's liability to the Indemnified Party under this Agreement.

9.     Dispute Resolution.  All controversies, claims and disputes arising under
       ------------------
this Agreement or the construction, interpretation, breach, termination, enforceability or validity thereof, shall be resolved by submission to binding arbitration.

     9.1     Notice.  The  party  desiring  to initiate arbitration can do so by
             ------
sending written notice of an intention to arbitrate by registered or certified mail to the other parties and to American Arbitration Association ("AAA"). The notice must contain a description of the dispute, the amount of money involved, and the remedies sought.

     9.2     Arbitrator.  The  parties shall attempt to agree on a retired judge
             ----------
from the AAA panel to act as the arbitrator hereunder. If the parties are unable to agree, AAA shall provide a list of three available judges to each party and each party may strike one. If the parties strike the same individual, then AAA shall be entitled to select the final arbitrator. If they strike different individuals, the remaining judge shall serve as the arbitrator. The parties agree the arbitration must be initiated within one (1) year after the claimed breach occurred and that the failure to initiate arbitration within the one (1) year period constitutes an absolute bar to the institution of any arbitration or any judicial proceeding on any dispute set forth in the notice of intent to arbitrate. It is agreed that by all parties that any legal proceedings under this agreement shall remain sealed and not open to the public.

     9.3     Costs.  Each  party  to  the  arbitration  must pay its own witness
             -----
fees. Each party must pay its pro-rata share of the arbitrator's fees. The arbitrator must award to the prevailing party attorneys' fees and costs actually and reasonably incurred.

10.     General  Provisions.
        -------------------

     10.1     Survival  of  Representations and Warranties.  The representations
              --------------------------------------------
and warranties contained herein shall survive the Closing and will expire on the first anniversary of the Closing Date (the "Survival Date"); unless prior to the Survival Date, a claim specifying a breach of any of the representations or warranties described above is submitted in writing to the indemnifying party and identified as a claim for indemnification pursuant to this Agreement. From and after the Survival Date, no party hereto nor any shareholder, director, officer, employee, or affiliate of such party shall have any indemnity obligation pursuant to Section 8, except with respect to matters as to which notice has been received in accordance with this Section 10.1.

     10.2     Notices.  All  notices and other communications hereunder shall be
              -------
in writing and shall be deemed given upon facsimile transmission (with written or facsimile confirmation of receipt), or delivery by a reputable overnight commercial delivery service (delivery, postage or freight charges prepaid), or on the third day following deposit in the United States mail (if sent by registered or certified mail, return receipt requested, delivery, postage or freight charges prepaid), addressed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

Seller:                                    Buyer:

Safeguard Health Enterprises, Inc.         Total Dental Administrators, Inc.
95 Enterprise                              969 East Murray Holladay Road, #4E
Aliso Viejo, CA 92656                      Salt Lake City, UT 84117
Attn: Ronald I. Brendzel,                  Attn: Jane Ann Morrison, President and
Senior Vice President and General Counsel  Chief Executive Officer
Phone:  (949) 425-4110                     Phone:  (801) 268-9740
Fax:  (949) 425-4586                       Fax:  (801) 268-9873

     10.3     Interpretation.  The  table  of contents and headings contained in
              --------------
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.4     Counterparts.  This  Agreement  may  be  executed  in  one or more
              ------------
counterparts, each of which shall be an original and all of which together shall be one and the same instrument.

     10.5     Integration.  This  Agreement  and  the  Exhibits,  Schedules,
              -----------
documents, instruments and other agreements among the parties hereto that are referred to herein, constitute the entire agreement of the parties with respect to the subject matter set forth herein or therein and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof or thereof.

     10.6     Governing  Law.  This  Agreement  and  the  rights  of the parties
              --------------
hereunder shall be governed by and construed and enforced in accordance with the internal laws, and not the laws pertaining to choice or conflicts of laws, of the State of Utah, and venue for any Arbitration concerning this Agreement shall be in Irvine, California.

     10.7     Amendment.  This  Agreement  may  not  be  amended  except  by  an
              ---------
instrument  in  writing  signed  on  behalf  of  each  of  the  parties  hereto.

     10.8     Assignment.  No  party  hereto  shall assign or transfer or permit
              ----------
the assignment or transfer of this Agreement without the prior written consent of the other parties, except that the Buyer may assign its rights and obligations hereunder to any wholly-owned subsidiary, however if assigned, Buyer must guarantee all payments to SafeGuard and/or its Shareholder called for in this Agreement.

     10.9     Severability.  If  any  paragraph,  section,  sentence,  clause or
              ------------
phrase contained in this Agreement will become illegal, null or void or against public policy, for any reason, or will be held by any court of competent jurisdiction to be incapable of being construed or limited in a manner to make it enforceable, or is otherwise held by such court to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement will not be affected thereby.

     10.10     Fees.  If any party to this Agreement shall bring any arbitration
               ----
or any other action, suit, counterclaim or appeal for any relief against any other party, declaratory or otherwise, to enforce the terms hereof or to declare rights hereunder (collectively, an "Action"), the prevailing party shall be entitled to recover as part of any such Action its reasonable attorneys' fees and costs, including any fees and costs incurred in bringing and prosecuting such Action and/or enforcing any order, judgment, ruling or award granted as part of such Action. "Prevailing party" within the meaning of this section includes, without limitation, a party who agrees to dismiss an Action upon the other party's payment of all or a portion of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought.

     10.11     Transfer  Taxes.  The  Buyer shall bear all transfer, sales, use,
               ---------------
income or other taxes, if any, payable in connection with the transfer of Stock contemplated by this Agreement or as a result of the transactions contemplated hereby, and shall be responsible for the payment of any individual taxes levied against him personally as a result of selling the Shares to Buyer.

IN WITNESS WHEREOF, the parties have executed this Agreement the date set forth below.

"Buyer"                                       "Seller"

TOTAL DENTAL ADMINISTRATORS, INC.,            SAFEGUARD HEALTH ENTERPRISES, INC.,
a Utah Corporation                            a Delaware corporation

By: /s/ Jane Ann Morrison                     By: /s/ James E. Buncher
--------------------------------------------  --------------------------------------------
Name: JANE ANN MORRISON                       Name: JAMES E. BUNCHER
Title: President and Chief Executive Officer  Title: President and Chief Executive Officer

Dated: February 20, 2001
--------------------------------------------
                                              By: /s/ Ronald I. Brendzel
                                              --------------------------------------------
                                              Name: RONALD I. BRENDZEL
                                              Title: Senior Vice President and Secretary
                                              Dated: February 26, 2001
                                              --------------------------------------------

                                   EXHIBIT 1.2

                                 PURCHASE PRICE

              MARKETABLE SECURITIES, DEPOSITS AND ACCRUED INTEREST

                                   EXHIBIT 2.2

              AUTHORIZED AND OUTSTANDING CAPITAL STOCK OF SAFEGUARD

                                   EXHIBIT 2.7

               FINANCIAL STATEMENTS DATED AS OF DECEMBER 31, 2000

                                  EXHIBIT 2.12

                   LIST OF EACH EMPLOYEE PENSION BENEFIT PLAN,
                        PROGRAM, AGREEMENT OR ARRANGEMENT


                                      NONE

                                  EXHIBIT 2.13

                                    CONTRACTS

                                 EXHIBIT 2.18(C)

                               COMPLIANCE MATTERS


                                      NONE